SCHEDULE 14

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

          / /      Preliminary Information Statement

          / /      Definitive Information Statement

          / x /   Definitive Additional Materials

Uranium Star Corp.

 (Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

          /X/ No fee required.

          /  / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.001 per share

          2) Aggregate number of securities to which transaction applies:

                   __________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

The following Proxy Card will be mailed to shareholders together with Proxy Statement.

Revocable Proxy

Uranium Star Corp.

Proxy for the Annual and Special Meeting of Stockholders

to be held on Wednesday, December 9, 2009

This Proxy is solicited on behalf of the Board of Directors of Uranium Star Corp. (the "Company") for its 2009 Annual and Special Meeting of Stockholders. The 2009 Annual and Special  Meeting of Stockholders will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Wednesday, December 9, 2009 at 10:00a.m. local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and Richard E. Schler (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2009 Annual and Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the proxy hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his/her successor is duly elected or appointed and the approval of the increase in the size of the Board of Directors from seven (7) to nine (9) members, which vacancies may be filled at the Board’s discretion.

•

J.A. Kirk McKinnon

•

Richard E. Schler

•

William Nielsen

•

John Sanderson

•

Quentin Yarie

•

V. Peter Harder

•

Julie A. Lee Harrs

	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided below.

Proposal 2	For	Against	Abstain

The approval and ratification of the change in the Company’s name from “Uranium Star Corp.” to “Energizer Resources Inc.”, or if such name is not accepted by relevant governmental, regulatory and self-regulatory authorities, such other name as may be allowed, and to authorize the Company’s Board of Directors, in their discretion, to complete, postpone or abandon this change to the Company’s name.

	[_____]	[_____]	[_____]

Proposal 3	For	Against	Abstain
The approval and ratification of the Company’s Amended and Restated 2006 Stock Option Plan (the “2009 Plan”) previously approved by the Company’s Board of Directors on September 29, 2009.	[_____]	[_____]	[_____]

Proposal 4	For	Against	Abstain
The ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010.	[_____]	[_____]	[_____]

Attendance at 2009 Annual and Special Meeting of Stockholders
Check here if you plan to attend the 2009 Annual and Special Meeting of Stockholders	[_____]

This Proxy, when properly signed, will be voted in the manner directed. If no direction is given, this Proxy will be voted FOR Proposal 1, 2, 3 and 4.

By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2009 Annual and Special  Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2009 Annual and Special  Meeting of Stockholders.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

NOTE: Please sign exactly as your name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date
Stockholder signature
Co-Holder (if any) signature

DETACH ABOVE CARD ONCE COMPLETED AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

CHANGE OF ADDRESS:  If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

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